EXHIBIT 99.1

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS
CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

JUDGE: DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: March 30, 2009 To April 30, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7A) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ JOEL K. MOSTROM	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

JOEL K. MOSTROM	May 29, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/S/ KATHRYN L. TYLER	ASSISTANT CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

KATHRYN L. TYLER	May 29, 2009
PRINTED NAME OF PREPARER	DATE

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-1

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	12/29/2008	2/1/2009	3/1/2009	3/29/2009	4/30/2009

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,469,115	$2,158,981	$947,670	$1,140,352	$456,614
Accounts receivable [1]	6,980,430	7,770,578	7,857,279	8,459,192	95,408,006
Inventories	3,838,065	3,664,000	3,660,000	3,685,000	-
Prepaid expenses and other current assets	828,719	669,773	1,624,976	1,425,984	931,506
Income taxes receivable	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783
TOTAL CURRENT ASSETS	15,751,112	16,898,115	16,724,708	17,345,310	99,430,908

Gross property, plant and equipment:	30,875,645	30,875,761	31,368,761	31,368,761	1,355,325
Less accumulated depreciation	(18,281,155)	(18,505,161)	(18,730,176)	(18,962,413)	(1,193,804)
Net property, plant and equipment	12,594,490	12,370,600	12,638,586	12,406,349	161,521

Investment[2]	609,958,833	609,452,228	609,452,228	608,877,754	4,722,402
Net Intercompany receivable[2,3]	380,411,592	364,771,130	362,018,963	368,163,677	-
Other assets	48,850,022	45,911,887	43,305,421	42,914,089	32,126,393
TOTAL ASSETS	1,067,566,056	1,049,403,960	1,044,139,906	1,049,707,178	136,441,224

CURRENT LIABILITIES
Accounts payable	-	1,041,104	239,496	1,168,385	119,728
Accrued expenses	-	2,264,062	3,886,832	4,275,638	6,806,139
TOTAL CURRENT LIABILITIES	-	3,305,166	4,126,328	5,444,023	6,925,867

LIABILITIES NOT SUBJECT TO COMPROMISE	-	3,305,166	4,126,328	5,444,023	6,925,867

LIABILITIES SUBJECT TO COMPROMISE	610,078,052	596,985,915	598,863,077	599,519,013	491,973,646

STOCKHOLDERS' EQUITY
Common stock	20,639,605	20,485,638	20,318,975	20,318,975	20,238,486
Additional paid-in capital	370,720,184	370,973,216	371,119,572	371,433,488	98,740,698
Accumulated other comprehensive income (loss)	(107,066,962)	(105,822,347)	(107,408,674)	(107,252,262)	(46,594,889)
Retained earnings	173,195,177	163,476,372	157,120,627	160,243,942	(434,842,584)
TOTAL STOCKHOLDERS' EQUITY	457,488,004	449,112,878	441,150,500	444,744,142	(362,458,289)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$1,067,566,056	$1,049,403,960	$1,044,139,906	$1,049,707,178	$136,441,224

1.
Accounts receivable include $3,461,235, $3,338,463, $3,291,694 and $2,807,186 of non trade receivables, deposits, advances and other    miscellaneous receivables for January, February March, and April respectively.  April balance also reflects receivables of $92,608,820 related to the sale that closed April 30, 2009

2.	The Company sold substantially all of its operating business effective April 30, 2009 resulting in the elimination of all I/Co and investment balances in non-debtor subsidiaries
3.
For January, February and March, movement in intercompany receivable balance due to changes in foreign currency exchange rates and ordinary course intercompany transactions with non-debtor related entities, primarily Chesapeake PLC, UK Holdings Limited and Chesapeake Asia Pacific Ltd.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-2

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

INCOME STATEMENT

	2/1/2009	3/1/2009	3/29/2009	4/30/2009

Net sales	$4,196,944	$3,707,000	$4,267,000	$4,788,000
Cost of products sold	4,066,668	3,432,000	3,921,000	4,538,000
Selling, general and administrative expenses	1,998,580	1,953,517	2,204,262	2,242,369
Other income (loss), net	(43,931)	186,862	(98,099)	(605,071)
Operating loss	(1,912,235)	(1,491,655)	(1,956,361)	(2,597,440)

Loss on divestiture	-	-	-	591,236,706
Reorganization costs and other financing costs	3,767,001	1,101,363	1,706,766	59,249
Interest expense, net	6,291,587	5,557,027	3,249,769	3,648,701

Loss from continuing operations	(11,970,822)	(8,150,046)	(6,912,897)	(597,542,096)

Intercompany income, net	(2,395,372)	(1,939,622)	(3,157,543)	(2,588,980)

Loss from continuing operations before taxes	(9,575,450)	(6,210,424)	(3,755,354)	(594,953,116)

Tax expense	7,880	9,014	8,861	1,861

Loss before discontinued operations	(9,583,330)	(6,219,438)	(3,764,215)	(594,954,977)

Loss (Income) from discontinued operations, net of tax	136,752	136,752	(6,887,529)	131,548

Net (loss) Income	$(9,720,082)	$(6,356,190)	$3,123,314	$(595,086,525)

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-3

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS

	YTD[1]
	2/1/2009	3/1/2009	3/29/2009	4/30/2009

Operating activities:
Net loss	$(9,917,347)	$(16,273,537)	$(13,150,223)	$(608,236,748)
Depreciation and amortization	369,015	729,029	1,096,266	1,475,836

Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	(414,551)	(501,253)	(1,103,165)	(93,434,979)
Inventories	135,000	139,000	114,000	516,000
Other assets	168,409	(786,794)	(587,802)	(286,324)
Accounts payable and accrued expenses	(6,132,368)	(1,310,385)	2,480,427	2,362,951
Income taxes payable	-	-	-	-
Loss on Divestiture	-	-	-	681,379,250
Other	3,174,529	5,692,364	(995,003)	138,179

Net cash provided by operating activities	(12,617,313)	(12,311,575)	(12,145,499)	(16,085,835)

Investing activities:
Purchases of property, plant and equipment	-	-	(493,000)	(498,000)
Divestitures	-	-	-	-
Proceeds from sales of property, plant and equipment	-	-	-	2,000
Other	-	-	-	-
Net cash used in investing activities	-	-	(493,000)	(496,000)

Financing activities:
Net borrowings on credit lines	-	-	-	-
Payments on long-term debt	-	-	-	-
Proceeds from long-term debt	-	-	-	-
Intercompany	5,452,984	3,935,933	4,455,539	7,715,137
Other	-	-	-	-
Net cash provided by (used in) financing activities	5,452,984	3,935,933	4,455,539	7,715,137

Effect of foreign exchange rate changes on cash and cash equivalents	-	-	-	(134)

Increase (decrease) in cash and cash equivalents	(7,164,330)	(8,375,642)	(8,182,960)	(8,866,698)

Cash and cash equivalents at beginning of Year	9,323,312	9,323,312	9,323,312	9,323,312

Cash and cash equivalents at end of Period	$2,158,981	$947,670	$1,140,352	$456,614

1.
Cashflow statement based on Company's fiscal period from 12/28/08 through 3/29/09, which includes net loss of $197,265 and net cash outflows of approximately $8 million from Dec 29, 2008, which were pre-petition.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-4

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

		SCHEDULE	MONTH	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING[1]		AMOUNT	JANUARY 2009	FEBRUARY 2009	MARCH 2009	April 2009
1.	0-30		$ 3,368,106	$ 3,387,728	$ 4,728,441	$ -
2.	31-60		643,867	1,103,581	433,694	-
3.	61-90		185,241	27,507	(32,144)	-
4.	91+		112,128		37,507	-
5.	TOTAL ACCOUNTS RECEIVABLE		$ 4,309,343	$ 4,518,816	$ 5,167,498	$ -
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		-	-
7.	ACCOUNTS RECEIVABLE (NET)		$ 4,309,343	$ 4,518,816	$ 5,167,498	$ -

1. Does not include deposits/advances which are included in the balance sheet and miscellaneous receivables not recorded under the AR sub ledger.
For April does not include receivable for the proceeds from the sale on 4/30/2009.

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	3/30/09-4/30/2009

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS¹	TOTAL
1.	FEDERAL	$ -	$ -	$ -	$ -	$ -
2.	STATE	-	-	-	-	-
3.	LOCAL	-	-	-	-	-
4.	OTHER (ATTACH LIST)	-	-	-	-	-
5.	TOTAL TAXES PAYABLE	$ -	$ -	$ -	$ -	$ -

6.	ACCOUNTS PAYABLE	$ 117,968	$ 1,750	$ 10	$ -	$ 119,728

STATUS OF POSTPETITION TAXES			MONTH:	3/30/09-4/30/2009

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**	$ -	$ 231,489	$ 219,423	$ 12,066
2.	FICA-EMPLOYEE**	-	157,674	143,733	13,941
3.	FICA-EMPLOYER**	-	157,674	143,733	13,941
4.	UNEMPLOYMENT	-	825	825	-
5.	INCOME	-	-	-	-
6.	OTHER (ATTACH LIST)	-	577	577	-
7.	TOTAL FEDERAL TAXES	$ -	$ 548,238	$ 508,291	$ 39,948
STATE AND LOCAL
8.	WITHHOLDING	$ -	$ 121,646	$ 113,396	$ 8,250
9.	SALES	-	-	-	-
10.	EXCISE	-	-	-	-
11.	UNEMPLOYMENT	-	26,617	21,921	4,696
12.	REAL PROPERTY	-	-	-	-
13.	PERSONAL PROPERTY	-	-	-	-
14.	OTHER (ATTACH LIST)	-	36	36	-
15.	TOTAL STATE & LOCAL	$ -	$ 148,299	$ 135,353	$ 12,946
16.	TOTAL TAXES	$ -	$ 696,537	$ 643,644	$ 52,894

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-5

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

					MONTH: 3/30/09-4/30/2009
BANK RECONCILIATIONS

A. BANK:		Bank of America	Bank of America	Bank of America	Bank of America	Bank of America
B. ACCOUNT NUMBER:		4426474698	3359003343	3359003335	3359003368	4426474672
C. PURPOSE (TYPE):		Concentration	AP Account	Payroll	AP Account	Deposit
1.	BALANCE PER BANK STATEMENT	$ 11,960,999	$ 80,875	$ 85,341	$ -	$ -
2.	ADD: TOTAL DEPOSITS NOT CREDITED	(11,530,745)	-	-	-	-
3.	SUBTRACT: OUTSTANDING CHECKS	-	(127,974)	(24,946)	-	-
4.	OTHER RECONCILING ITEMS	(12)	43,769	(45,955)	-	-
5.	MONTH END BALANCE PER BOOKS	430,242	(3,330)	14,440	-	-
6.	NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A	N/A	N/A

BANK RECONCILIATIONS

A. BANK:		Bank of America	Bank of America	Bank of America	Wilmington Trust
B. ACCOUNT NUMBER:		3359003350	4426474630	0049 6189 8991	2881-0598	TOTAL
C. PURPOSE (TYPE):		AP Account	Deposit	Deposit/Wdrwl	Deposit/Wdrwl
1.	BALANCE PER BANK STATEMENT	$ 113,368	$ -	$ 15,191	$ 13,815	$ 12,269,589
2.	ADD: TOTAL DEPOSITS NOT CREDITED	-	-	-	-	(11,530,745)
3.	SUBTRACT: OUTSTANDING CHECKS	(113,368)	-	(14,244)	-	(280,532)
4.	OTHER RECONCILING ITEMS	-	-	-	-	(2,198)
5.	MONTH END BALANCE PER BOOKS	-	-	947	13,815	456,114
6.	NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A		N/A

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS				-

CASH

12.	CURRENCY ON HAND	$ 500

13.	TOTAL CASH - END OF MONTH	$ 456,614

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-6

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 3/30/09-4/30/2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID
TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE)
AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF
COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE,
TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.		See Appendix A
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO INSIDERS		$ -	$ -

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	Alvarez & Marsal	4/2/2009	$ 186,116	$ 186,116	$ 465,480	$ 377,191
2.	FTI Consulting				61,845	-
3.	Goldman Sachs				-	4,142,218
4.	Gordian Group LLC	3/26/2009	85,597	85,597	85,597	241,677
5.	Greenberg Traurig, LLP	4/9/2009	219,314	219,314	219,314	554,315
6.	Hammonds	4/8/2009	27,730	27,730	72,232	37,987
7.	Hunton & Williams		-	-	751,574	965,754
8.	Ivins, Phillips, & Barker		18,538	18,538	34,472	-
9.	Kekst & Company		700	700	7,513	-
10.	Kurtzman Carson Consultants		76,938	76,938	241,128	-
11.	Lowenstein & Sandler PC	4/3/2009	11,528	11,528	11,528	15,872
12.	Tavenner & Beran		-	-	-	16,920
13.	Quarles & Brady	4/2/2009	483,089	483,089	483,089	768,590
	TOTAL PAYMENTS
	TO PROFESSIONALS		$ 1,109,551	$ 1,109,551	$ 2,433,772	$ 7,120,524

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. INCURRED FEES ARE MANAGEMENT ESTIMATES.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

			SCHEDULED	AMOUNTS
			MONTHLY	PAID	TOTAL
			PAYMENTS	DURING	UNPAID
NAME OF CREDITOR			DUE	MONTH	POSTPETITION
1.	Arrow Lock MFG CO Inc.		$ 45,567	$ 45,567	$ -
2.	James Center Property LLC		41,364	41,364
3.	Ikon Leasing		2,443	2,443
3.	Lanier Parking Solutions		3,731	3,731	-
4.	Net Telcos		8,289	8,289	-
5.	Pitney Bowes		1,387	1,387
6.	Raleigh Portfolio LLC		49,348	49,348	-
	TOTAL		$ 152,129	$ 152,129	$ -

CASE NAME: CHESAPEAKE CORPORATION	APPENDIX A

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH:	3/30/09-4/30/2009

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	Jan Amount	Feb Amount	March Amount	April Amount	TOTAL PAID
	NAME	PAYMENT	Paid[1]	Paid	Paid	Paid	TO DATE
1.	Alvarez & Marsal	Professional	$ -	$ -	$ 279,364	$ 186,116	465,480
2.	Buchan, Brian J	BOD Fees	1,260	-	3,780	5,600	10,640
3.	Causey Jr, John Paul	Payroll	36,500	24,333	24,333	24,333	109,500
4.	Causey Jr, John Paul	Expense Reimb	-	267	1,719	45	2,030
5.	Decaluwe, Rafael C	BOD Fees	4,520	7,322	3,480	9,096	24,418
6.	Fell, Sir David	BOD Fees	9,968	5,626	1,104	23,770	40,468
7.	Formacek, Candace C.	Payroll	23,125	15,417	15,417	15,417	69,375
8.	Formacek, Candace C.	Expense Reimb	-	521	-	2,351	2,872
9.	Fowden, Jerry	BOD Fees	1,260	-	-	5,600	6,860
10.	FTI Consulting	Professional	-	-	61,845	-	61,845
11.	Gordian Group	Professional	-	-	-	85,597	85,597
12.	Greenberg Traurig	Professional	-	-	-	219,314	219,314
13.	Hammonds LLP	Professional	-	-	44,502	27,730	72,232
14.	Hellyar, Mary Jane	BOD Fees	1,800	2,744	35	8,000	12,579
15.	Henderson, Thomas	Expense Reimb	1,151	1,766	4,087	2,654	9,658
16.	Henderson, Thomas M	Payroll	25,000	16,667	16,667	16,667	75,000
17.	Henfling, Robin	Payroll	33,086	20,433	20,433	20,433	94,386
18.	Henfling, Robin	Expense Reimb	-	1,895	4,758	1,577	8,231
19.	Hockett, Vincent W.	Payroll	33,125	22,083	22,083	22,083	99,375
20.	Hockett, Vincent W.	Expense Reimb	-	50	2,405	-	2,455
21.	Hunton & Williams LLP	Professional	-	-	751,574	-	751,574
22.	Ivins, Phillips & Baker	Professional	-	15,934	-	18,538	34,472
23.	Kekst & Company	Professional	5,263	-	1,550	700	7,513
24.	Kohut, Andrew J	Payroll	71,250	44,958	48,285	47,500	211,993
25.	Kohut, Andrew J	Expense Reimb	290	-	743	155	1,189
26.	Lowenstein Sandler PC	Professional	-	-	-	11,528	11,528
27.	Kurtzman Carson Consultants	Professional	-	32,668	131,522	76,938	241,128
28.	McKeough, John	Expense Reimb	5,961	3,982	2,391	3,696	16,030
29.	Mckeough, John P.	Payroll	22,548	14,583	14,583	14,583	66,298
30.	Mostrom, Joel K.	Payroll	42,500	29,078	28,333	28,333	128,244
31.	Mostrom, Joel K.	Expense Reimb	-	1,120	461	-	1,582
32.	Naftzger, Christopher	Payroll	22,625	15,083	15,083	15,083	67,875
33.	Naftzger, Christopher	Expense Reimb	-	1,571	-	1,070	2,641
34.	Petit, Henri	BOD Fees	1,260	2,520	-	5,600	9,380
35.	Rosenblum, DR. John W.	BOD Fees	5,400	7,200	-	11,300	23,900
36.	Swade, Terry A.	Payroll	12,875	8,583	8,583	8,583	38,625
37.	Swade, Terry A.	Expense Reimb	-	-	490	-	490
38.	Thelander, Beverly L.	BOD Fees / Exp	5,400	7,200	2,256	11,300	26,156
39.	Turley, Troy	Expense Reimb	1,020	1,803	3,272	5,206	11,302
40.	Turley, Troy L.	Payroll	22,953	12,533	12,533	12,533	60,553
41.	Winter, David A	Payroll	18,887	12,592	12,592	12,592	56,662
42.	Winter, David A	Expense Reimb	117	-	64	-	181
	TOTAL PAYMENTS
	TO INSIDERS		$ 409,146	$ 330,533	$ 1,540,330	$ 961,624	$ 3,241,633

1. Includes 12/31/08, 1/15/09 and 1/31/09 payrolls.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 3/30/09-4/30/2009

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE	X
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT		X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR		X
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES	X
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE	X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES		X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS		X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE		X
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1. Sale per 363 sale
4. Payments on prepetition liabilities have been made pursuant to motions granted by the Bankruptcy Court.
5. Debtor entities have received intercompany receivable payments from non-debtor related entities.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7a

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 3/30/09-4/30/2009

INSURANCE
	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

For Period March 30, 2009 to April 30, 2009

INSURANCE SCHEDULE

Type	Carrier/Agent	Period Covered	Payment Amount	Frequency
Material Damage/ Business Interruption	Endurance Worldwide Insurance Ltd. and Others	9/30/08 - 9/29/09	£806,302	Paid at Inception
Public / Products Liability (Incl Product Recall)	XL Insurance Company	9/30/08 - 9/29/09	£679,637	Paid at Inception
Excess Public / Products Liability (Incl Product Recall)	AIG Europe (UK) Limited	9/30/08 - 9/29/09	£79,884	Paid at Inception
2nd Excess Public / Products Liability (Incl Product Recall)	XL Insurance Company Limited	9/30/08 - 9/29/09	£53,258	Paid at Inception
Group Personal Accident / Travel	Chubb Insurance Company of Europe S.A.	9/30/08 - 9/29/09	£39,107	Paid at Inception
Machinery Movement / Marine Transit	Northern Marine Underwriters Limited acting on behalf of the Watkins Syndicate at Lloyd's (NMU)	10/1/2008-9/30/2009	£1,750	Paid at Inception
Primary Directors & Officers Liability Insurance	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09 - 1/1/10	$800,000	Paid at Inception
Excess Directors and Officers Liability	Ace American Insurance Company	1/1/09 - 1/1/10	$300,000	Paid at Inception
Directors and Officers Liability Excess DIC Policy	Ace American Insurance Company	1/1/09 - 1/1/10	$200,000	Paid at Inception
Fiduciary Liability	Federal Insurance Company	1/1/09 - 1/1/10	$53,000	Paid at Inception
Excess Fiduciary Liability	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09 - 1/1/10	$43,569	Paid at Inception
U.S. Property/Business Interruption Policy (FIR300041)	Generali	10/1/08-10/1/09	£28,494	Paid at Inception
Outside Directorship Liability Insurance	Federal Insurance Company	1/1/09 - 1/1/10	$3,500	Paid at Inception
Crime Insurance	Zurich American Insurance Company	1/1/09 - 1/1/10	$84,262	Paid at Inception
Employed Lawyers Liability	American International Specialty Lines Insurance Company	5/17/08 - 5/17/09	$27,025	Paid at Inception
New York Statutory Disability Insurance	Hartford Life Insurance Co.	10/1/2008 - 9/30/2009	$45	Paid at Inception
New York Statutory Disability Insurance	Hartford Fire Insurance Company	10/1/2008 - 9/30/2009	$26,379	Paid at Inception
US Workers Compensation	Hartford Fire Insurance Co.	9/30/08 - 9/30/09	$305,112	Paid at Inception
US Auto Insurance	Hartford Fire Insurance Co.	9/30/08 - 9/30/09	$9,565	Paid at Inception
US Terrorism	XL Insurance Company Limited	9/30/08 - 9/30/09	$564	Paid at Inception
Supplemental Travel / Accident Policy	Life Insurance Company of North America	1/1/09 - 1/1/10	$1,426	Paid at Inception
Kidnap & Ransom	Federal Insurance Company	1/1/07 - 1/1/10	$25,000	Paid at Inception
Natural Resources Liability and Clean-Up	American International Specialty Lines Insurance Company	12/31/00 - 12/31/20	$6,500,000	Paid at Inception